Exhibit ???


                               THIRD AMENDMENT TO
                              THE ENGLOBAL 401 (K)
                                      PLAN

WHEREAS, ENGlobal Engineering, Inc. (the "Employer") adopted a restatement of the ENGlobal 401(k) Plan (the "Plan"), effective as of October 1, 2005, and various subsequent amendments; WHEREAS, the Employer has the ability to amend the Plan pursuant to Section 7.1; and WHEREAS, the Employer now desires to amend the Plan to include service with WRC Corporation;

NOW, THEREFORE, the Employer hereby amends the Plan in the following respects, effective as of July 1, 2006

     1. The following shall be added to Section 1.50: Periods of Service with WRC Corporation shall be recognized.

     2. The following shall be added to Section 1.67: Years of Service with WRC Corporation shall be recognized. 3

In all other respects, the terms of this Plan are hereby ratified and confirmed.

IN WITNESS WHEREOF, the Employer has caused this Third Amendment to be executed in duplicate counterparts, each of which shall be considered as an original, as of the date indicated below.


                                                  ENGLOBAL ENGINEERING, INC.


                                                  //s// William A. Coskey, CEO


                                                  Date:  October 16, 2006


                                                  Witness: //s// Jean Whitaker